UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
May 8, 2026
Date of Report (Date of earliest event reported)
_____________________
Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)
(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HURN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders (the “Annual Meeting”) of Huron Consulting Group Inc. (the “Company”) was held on May 8, 2026 in a virtual meeting format, and a total of 15,777,409 shares were present in person or by proxy. At the Annual Meeting, the Company’s stockholders acted upon the following matters: (i) the election of eight members of the Board of Directors of the Company to serve terms ending at the Company’s 2027 Annual Meeting; (ii) an advisory vote to approve the compensation of the Company's named executive officers; and (iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The following is a summary of the voting results for each matter presented to stockholders.
Proposal No. 1 - Election of directors.

Name	Shares For	Shares Withheld	Broker Non-Votes
Joy T. Brown	14,197,128	293,720	1,286,561
C. Mark Hussey	14,296,645	194,203	1,286,561
H. Eugene Lockhart	13,949,370	541,478	1,286,561
Peter K. Markell	13,879,007	611,841	1,286,561
John McCartney	13,628,101	862,747	1,286,561
James H. Roth	14,066,110	424,738	1,286,561
Hugh E. Sawyer	13,827,952	662,896	1,286,561
Debra Zumwalt	12,787,171	1,703,677	1,286,561
Proposal No. 2 - An advisory vote to approve the Company's Executive Compensation.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
14,280,195	122,041	88,612	1,286,561
Proposal No. 3 - To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
15,259,786	460,805	56,818	—

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	May 12, 2026	/s/ JOHN D. KELLY
John D. Kelly
Executive Vice President, Chief Financial Officer, and Treasurer